EXHIBIT 10.15

FIRST AMENDMENT

THIS FIRST AMENDMENT (the "Amendment") is made and entered into as of December 30, 2013, by and between THE IRVINE COMPANY LLC, Delaware limited liability company ("Landlord") and ServiceNow, Inc., a Delaware corporation (“Tenant”).

RECITALS

A.
Landlord and Tenant (as successor in interest to Service-Now.Com, a California corporation) are parties to that certain lease dated February 14, 2012 (the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 94,543 rentable square feet (the “Original Premises”) described as Suite Nos. 100, 200 and 300 at the building located at 4810 Eastgate Mall, San Diego, CA 92121 (the "Building").

B.
Tenant has requested that additional space containing approximately 60,900 rentable square feet described as Suite No. 100 at the building located at 4770 Eastgate Mall, San Diego, CA 92121 (the “4770 Building”) shown on Exhibit A hereto (the “Expansion Space”) be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the following terms and conditions.

C.	The Lease by its terms shall expire on August 31, 2020 ("Prior Expiration Date"), and the parties desire to extend the Term of the Lease, all on the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.	Expansion and Effective Date.

A.
The Term for the Expansion Space shall commence (“Expansion Effective Date”) on the later of (a) the date the Expansion Space is deemed ready for occupancy pursuant to Section I.B below, or (b) October 1, 2014 (“Estimated Expansion Effective Date”), and shall expire upon the Extended Expiration Date (hereinafter defined). Promptly following request by Landlord, the parties shall memorialize on a form provided by Landlord (the "Expansion Effective Date Memorandum") the actual Expansion Effective Date; should Tenant fail to execute and return the Expansion Effective Date Memorandum to Landlord within ten (10) business days (or provide specific written objections thereto within that period), then Landlord's determination of the Expansion Effective Date as set forth in the Expansion Effective Date Memorandum shall be conclusive. Effective as of the Expansion Effective Date, the “Premises,” as defined in the Lease, shall be increased from 94,543 rentable square feet at the Building to 155,443 rentable square feet at the Building and 4770 Building.

B.
Delay in Possession. If Landlord, for any reason whatsoever, cannot deliver possession of Expansion Space to Tenant on or before the Expansion Effective Date set forth in Section I.A above, this Amendment shall not be void or voidable nor shall Landlord be liable to Tenant for any resulting loss or damage. However, Tenant shall not be liable for any rent for the Expansion Space and the Expansion Effective Date shall not occur until Landlord delivers possession of the Expansion Space and the Expansion Space is in fact ready for occupancy as defined below, except that if Landlord’s failure to so deliver possession is attributable to any action or inaction by Tenant (including without limitation any Tenant Delay described in the Work Letter, if any, attached to this Amendment), then the Expansion Space shall be deemed ready for occupancy, and Landlord shall be entitled to full performance by Tenant (including the payment of rent), as of the date Landlord would have been able to deliver the Expansion Space to Tenant but for Tenant’s delay(s). Subject to the foregoing, The Expansion Space shall be deemed “ready for occupancy” when Landlord, to the extent applicable, has substantially completed all the work required to be completed by Landlord pursuant to the Work Letter attached to this Amendment but for minor punch list matters which will be completed within 30 days after substantial completion (or commence to complete if it cannot be reasonably completed within 30 days) of the Tenant Improvements, and has obtained the requisite governmental approvals for Tenant’s occupancy in connection with such work.

II.
Extension. The Term of the Lease is hereby extended and shall expire on September 30, 2022 ("Extended Expiration Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Term commencing the day immediately following the Prior Expiration Date ("Extension Date") and ending on the Extended Expiration Date shall be referred to herein as the "Extended Term".

III.	Basic Rent.

A.	Original Premises From and After Extension Date. As of the Extension Date, the schedule of Basic Rent payable with respect to the Original Premises during the Extended Term is the following:

Months of Term or Period	Monthly Rate Per Square Foot	Monthly Basic Rent
9/1/20-9/30/21	$2.08	$196,649.00
10/1/21-9/30/22	$2.18	$206,104.00

All such Basic Rent shall be payable by Tenant in accordance with the terms of the Lease.

B.
Expansion Space From Expansion Effective Date Through Extended Expiration Date. As of the Expansion Effective Date, the schedule of Basic Rent payable with respect to the Expansion Space for the balance of the original Term and the Extended Term is the following:

Months of Term or Period	Monthly Rate Per Square Foot	Monthly Basic Rent
10/1/14-9/30/15	$1.254	$56,430.00*
10/1/15-3/31/16	$1.319	$59,355.00*
4/1/16-9/30/16	$1.339	$66,950.00**
10/1/16-9/30/17	$1.58	$96,222.00
10/1/17-9/30/18	$1.65	$100,485.00
10/1/18-9/30/19	$1.73	$105,357.00
10/1/19-9/30/20	$1.81	$110,229.00
10/1/20-9/30/21	$1.89	$115,101.00
10/1/21-9/30/22	$1.97	$119,973.00
*Based on 45,000 rentable square feet
**Based on 50,000 rentable square feet

All such Basic Rent shall be payable by Tenant in accordance with the terms of the Lease, provided that the first installment of Basic Rent at the initial rate specified above shall be delivered to Landlord concurrently with Tenant’s execution of this Amendment and shall be applied against the Basic Rent first due hereunder.

Notwithstanding the above schedule of Basic Rent to the contrary, as long as Tenant is not in Default under the Lease, Tenant shall be entitled to an abatement of 3 full calendar months of Basic Rent in the aggregate amount of $169,290.00 (i.e. $56,430.00 per month) (the “Expansion Space Abated Basic Rent”) for the 2nd through 4th full calendar months following the Expansion Effective Date (the “Expansion Space Abatement Period”). Only Basic Rent shall be abated during the Expansion Space Abatement Period and all other additional rent and other costs and charges specified in the Lease shall remain as due and payable pursuant to the provisions of the Lease.

Landlord and Tenant acknowledge that the foregoing schedule is based on the assumption that the Expansion Effective Date is the Estimated Expansion Effective Date. If the Expansion Effective Date is other than the Estimated Expansion Effective Date, the schedule set forth above with respect to the payment of any installment(s) of Basic Rent for the Expansion Space shall be appropriately adjusted on a per diem basis to reflect the actual Expansion Effective Date, and the actual Expansion Effective Date shall be set forth in the Expansion Effective Date Memorandum. The effective date of any increases or decreases in the Basic Rent rate shall be postponed as a result of an adjustment of the Expansion Effective Date as provided above.

IV.	Project Costs and Property Taxes.

A.
Original Premises for the Extended Term. Tenant shall be obligated to pay Tenant’s Share of Project Costs and Property Taxes accruing in connection with the Original Premises in accordance with the terms of the Lease through the Extended Term.

B.
Expansion Space From Expansion Effective Date Through Extended Expiration Date. Tenant shall be obligated to pay Tenant’s Share of Project Costs and Property Taxes accruing in connection with the Expansion Space in accordance with the terms of the Lease through the Extended Term.

V.
Letter of Credit. Concurrently with Tenant’s delivery of this Amendment, Tenant shall deliver the sum of $58,645.00 to Landlord, which sum shall be added to the letter of credit presently being held by Landlord in accordance with Section 4.3 of the Lease. Accordingly, the letter of credit is increased from $191,355.00 to $250,000.00. Tenant may either amend its current letter of credit or submit a new letter of credit in the amount of $250,000.00, in which case Landlord will simultaneously return to Tenant the existing letter of credit in the amount of $191,355.00.

VI.	Improvements to Expansion Space.

A.
Condition of Expansion Space. Tenant has inspected the Expansion Space and, except for the Tenant Improvements described in Exhibit B of this Amendment, agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

B.	Tenant Improvements. Landlord hereby agrees to complete the Tenant Improvements for the Expansion Space in accordance with the provisions of Exhibit B, Work Letter, attached hereto.

C.    Landlord Responsibilities.

(1)
Landlord will deliver the Expansion Space and Parking Area for the 4770 Building in conformance with the provisions of Title III of the Americans With Disabilities Act (“ADA”) and in compliance with all life safety, Title 24 and seismic codes. Said costs of compliance shall be Landlord’s sole cost and expense and shall not be part of Project Costs. Landlord shall correct, repair or replace any non-compliance of the 4770 Building (including any restrooms) and the Common Areas with any revisions or amendments to applicable building codes, including the ADA, becoming effective after the Commencement Date, provided that the amortized cost of such repairs or replacements (amortized over the useful life thereof) shall be included as Project Costs payable by Tenant. All other ADA compliance issues which pertain to the Expansion Space after the Expansion Effective Date in connection with Tenant’s construction of any future Alterations or other improvements in the Expansion Space and the operation of Tenant’s business and employment practices in the Expansion Space, shall be the responsibility of Tenant at its sole cost and expense. The repairs, corrections or replacements required of Landlord or of Tenant under the foregoing provisions of this Section shall be made promptly following notice of non-compliance from any applicable governmental agency.

(2)
Landlord warrants to Tenant that the roof, plumbing, fire sprinkler system, lighting, heating, ventilation and air conditioning systems and electrical systems serving the Expansion Space and Parking Area for the 4770 Building shall be in good operating condition on the Expansion Effective Date. Landlord shall correct all HVAC deficiencies prior to the Expansion Effective Date as delineated in the Alpha Mechanical, Inc. report dated November 27, 2013 and attached hereto as Exhibit C-1 and the National Air & Energy report dated December 16, 2013 and attached hereto as Exhibit C-2. In addition, Landlord shall correct the roof deficiencies in the Irvine Company roof report dated June 3, 2013 and attached hereto as Exhibit C-3 and the Hess Roofing Inc. roof report dated December 18, 2013 and attached hereto as Exhibit C-4 with the exception that Landlord shall complete the one-time repair work only (as referenced in the Hess Roofing Inc. report) and that Landlord shall have the option to complete such work itself. Provided that Tenant shall notify Landlord of a non-compliance with the foregoing warranty not later than 6 months following the Expansion Effective Date and further provided that such condition was not caused by Tenant, its agents, employees or contractors, then Landlord shall, except as otherwise provided in the Lease or this Amendment, promptly after receipt of written notice from Tenant setting forth the nature and extent of such non-compliance, rectify same at Landlord’s sole cost and expense (and not as a Project Cost). Landlord will cause any existing warranties Landlord has or will have for the above items to be assigned to Tenant.

(3)
Landlord shall correct, repair and/or replace, at its sole cost and expense and not as a Project Cost, the structural components of the roof, the load-bearing walls and the foundations and footings of the 4770 Building serving the Expansion Space. Notwithstanding the foregoing, Landlord’s obligation contained in this Section to bear such costs and expenses shall not apply: (i) to the cost of replacing the roof membrane and accompanying roof materials as and when such replacement is required, nor (ii) to the extent of the negligence or willful misconduct by Tenant, its employees, agents, contractors, licensees or invitees (in which case Tenant shall be responsible for the reasonable costs of such repairs and/or replacements). The repairs or replacements required of Landlord pursuant to this Section shall be made promptly following notice from Tenant.

VII.
Other Pertinent Provisions. Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.
Parking. Notwithstanding any contrary provision in Exhibit F to the Lease, “Parking,” (i) effective as of the Expansion Effective Date, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, an additional 239 unreserved parking passes and 5 stenciled visitor parking spaces near the front main lobby area of the 4770 Building for the Expansion Space at no charge through the Extended Expiration Date and (ii) effective as of the Extension Date Landlord shall continue to lease to Tenant, and Tenant shall continue to lease from Landlord, 402 unreserved parking passes and 5 stenciled visitor parking spaces located in the front main lobby area of the Building for the Original Premises at no charge through the Extended Expiration Date.

B.	Right to Extend. Section 3 of Exhibit G shall remain in full force and effect during the Extended Term.

C.
Right of First Offer. The “First Right Space” defined in the first sentence of Section 4 of Exhibit G of the Lease shall be amended by deleting “(i) approximately 47,000 rentable square feet of office space at the building known as 4760 Eastgate Mall and (ii) approximately 65,000 rentable square feet of office space at the building known as 4820 Eastgate Mall” and substituting “approximately 47,000 rentable square feet of office space at the building known as 4760 Eastgate Mall” in lieu thereof. Except as modified herein, Section 4 of Exhibit G shall remain in full force and effect.

D.
Right of First Refusal. Provided Tenant is not then in Default hereunder beyond any applicable cure period, Tenant shall have a one-time right (“First Refusal Right”) to lease approximately 65,000 rentable square feet of office space at the building known as 4820 Eastgate Mall as shown on the attached Exhibit D (“First Refusal Space”) in accordance with and subject to the provisions of this Section. Following the receipt by Landlord of a bona fide letter of intent, then provided Landlord intends to pursue such leasing opportunity, Landlord shall give Tenant written notice (“First Refusal Notice”) of the basic economic terms, including but not limited to the Basic Rent, term, operating expense base, security deposit, and tenant improvement allowance (collectively, the “Economic Terms”), upon which Landlord intends to lease such First Refusal Space to the applicable third party; provided that the Economic Terms shall exclude brokerage commissions and other Landlord payments that do not directly inure to the tenant’s benefit. It is understood that should Landlord intend to lease other office space in addition to the First Refusal Space as part of a single transaction, then the First Refusal Notice shall so provide and all such space shall collectively be subject to the following provisions. Within 7 business days after receipt of the First Refusal Notice, Tenant may, by written notice to Landlord, elect to lease all, but not less than all, of the space specified in the First Refusal

Notice (the “Designated First Refusal Space”) upon such Economic Terms and the same non-Economic Terms as set forth in the Lease. In the event that Tenant does not timely commit in writing to lease the Designated First Refusal Space on the foregoing terms, then Landlord shall be free to lease same thereafter without any constraint, and Tenant shall have no further rights to any such Designated First Refusal Space unless Landlord fails to enter into the Lease per the presented letter of intent. Should Tenant timely elect to lease the Designated First Refusal Space, then Landlord shall promptly prepare and deliver to Tenant an amendment to the Lease consistent with the foregoing, and Tenant shall execute and return same to Landlord within 10 days. Tenant’s failure to timely return the amendment shall entitle Landlord to specifically enforce Tenant’s commitment to lease the Designated First Refusal Space, to lease such space to a third party without any obligation pursuant to this Section, and/or to pursue any other available legal remedy. Tenant’s rights under this Section shall be personal to the original Tenant named in the Lease and may not be assigned or transferred (except in connection with a Permitted Transfer as described in Section 9.1(e) of the Lease). Any other attempted assignment or transfer shall be void and of no force or effect.

E.
Exterior/Monument Signage for 4770 Building. Tenant shall have the right to install: (i) two (2) exterior 4770 Building top signs as follows (one facing Eastgate Mall and one above the lobby entrance or to the side of the lobby entrance facing west) and (ii) one (1) non-exclusive monument sign facing Eastgate Mall (collectively the “4770 Building Exterior Signage”) on the monument sign located either on 1A1 or 1A2 as delineated in Exhibit E attached hereto in addition to Tenant’s one (1) non-exclusive monument sign for the 4810 Eastgate Mall building on the monument sign located at 1.1 as delineated in Exhibit E attached hereto.

F.	Tenant’s Security System. Tenant shall have the right to install its own security system at the 4770 Building in accordance with the terms set forth in Section 6 of Exhibit G of the Lease.

G.
Satellite Dish. Tenant shall have the right to maintain and operate within an area designated by Landlord on the roof of the 4770 Building communication equipment at a location determined by Landlord (of which the height, appearance and installation procedures must be approved in writing by Landlord) in accordance with and subject to the terms set forth in Section 7 of Exhibit G of the Lease.

H.
Supplemental HVAC Unit. Tenant shall have the right to install and maintain up to 2 supplemental air condition units or more subject to Landlord’s approval, which approval shall not be unreasonably withheld, servicing the Expansion Space on the roof of the 4770 Building in accordance with Section 8 of Exhibit G of the Lease.

I.
SDN List. Tenant hereby represents and warrants that neither Tenant nor any officer, director, employee, partner, member or other principal of Tenant (collectively, "Tenant Parties") is listed as a Specially Designated National and Blocked Person ("SDN") on the list of such persons and entities issued by the U.S. Treasury Office of Foreign Assets Control (“OFAC”). In the event Tenant or any Tenant Party is or becomes listed as an SDN, Tenant shall be deemed in breach of this Lease and Landlord shall have the right to terminate the Lease immediately upon written notice to Tenant.

VIII.    GENERAL.

A.	Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

B.	Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant and can be changed only by a writing signed by Landlord and Tenant.

C.
Counterparts; Digital Signatures. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation. The parties agree to accept a digital image (including but not limited to an image in the form of a PDF, JPEG, GIF file, or other e-signature) of this Amendment, if applicable, reflecting the execution of one or both of the parties, as a true and correct original.

D.	Notice. Paragraph 12 of the Basic Lease Provisions are changed to the following:

To the Premises:

ServiceNow, Inc.
4810 Eastgate Mall
San Diego, CA 92121

With a copy to:

ServiceNow, Inc.
3260 Jay Street
Santa Clara, CA 95054
Attn: CFO
Attn: Director of Real Estate

E.
Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

F.
Authority. If Tenant is a corporation, limited liability company or partnership, or is comprised of any of them, each individual executing this Amendment for the corporation, limited liability company or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of such entity and that this Amendment is binding upon such entity in accordance with its terms.

G.	Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

A.
Execution of Amendment. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

[SIGNATURES ARE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:	TENANT:

THE IRVINE COMPANY LLC, a Delaware limited liability company By: /s/ Ray Wirtha Ray Wirta President, IPG By: /s/ Douglas G. Holte Douglas G. Holte President, Office Properties
ServiceNow, Inc.,
a Delaware corporation

By:/s/ Michael P. Scarpelli
Printed Name: Michael P. Scarpelli
Title:  CFO

By:_________________________________
Printed Name:________________________
Title:________________________________

EXHIBIT A

OUTLINE AND LOCATION OF EXPANSION SPACE

4770 Eastgate Mall

EXHIBIT B
WORK LETTER

As used in this Work Letter, the “Premises” shall be deemed to mean the Expansion Space, as defined in the attached Amendment.

The Tenant Improvement work (herein “Tenant Improvements”) shall consist of any work required to complete the Premises pursuant to plans and specifications approved by both Landlord and Tenant. All of the Tenant Improvement work shall be performed by a contractor engaged by Landlord and selected on the basis of competitive bids submitted by 3 general contractors designated by Landlord and reasonably approved by Tenant. The work shall be undertaken in accordance with the procedures and requirements set forth below.

I.    ARCHITECTURAL AND CONSTRUCTION PROCEDURES

A.
Tenant has approved, or shall approve within the time period set forth below, a detailed space plan for the Premises, prepared by the architect engaged by Landlord for the work described herein (“Landlord’s Architect”), which includes interior partitions, ceilings, interior finishes, interior office doors, suite entrance, floor coverings, window coverings, lighting, electrical and telephone outlets, plumbing connections, heavy floor loads and other special requirements (“Preliminary Plan”), and (ii) an estimate, prepared by the contractor engaged by Landlord for the work herein (“Landlord’s Contractor”), of the cost for which Landlord will complete or cause to be completed the Tenant Improvements (“Preliminary Cost Estimate”). Tenant shall approve or disapprove the Preliminary Plan by signing and delivering same to Landlord within 3 business days of its receipt by Tenant. If Tenant disapproves any matter, Tenant shall specify in detail the reasons for disapproval and Landlord shall attempt to modify the Preliminary Plan to incorporate Tenant’s suggested revisions in a mutually satisfactory manner. Notwithstanding the foregoing, however, Tenant shall approve in all respects a Preliminary Plan not later than February 28, 2014 (“Plan Approval Date”), it being understood that Tenant’s failure to do so shall constitute a “Tenant Delay” for purposes of this Lease.

B.
On or before the Plan Approval Date, Tenant shall provide in writing to Landlord or Landlord’s Architect all specifications and information requested by Landlord for the preparation of final construction documents and costing, including without limitation Tenant’s final selection of wall and floor finishes, complete specifications and locations (including load and HVAC requirements) of Tenant’s equipment, and details of all other non-building standard improvements to be installed in the Premises (collectively, “Programming Information”). Tenant’s failure to provide the Programming Information by the Plan Approval Date shall constitute a Tenant Delay for purposes of this Lease . Tenant understands that final construction documents for the Tenant Improvements shall be predicated on the Programming Information, and accordingly that such information must be accurate and complete.

C.
Upon Tenant’s approval of the Preliminary Plan and Preliminary Cost Estimate and delivery of the complete Programming Information, Landlord’s Architect and engineers shall prepare and deliver to the parties working drawings and specifications (“Working Drawings and Specifications”), and Landlord’s Contractor shall prepare a final construction cost estimate (“Final Cost Estimate”) for the Tenant Improvements in conformity with the Working Drawings and Specifications. Tenant shall have 5 business days from the receipt thereof to approve or disapprove the Working Drawings and Specifications and the Final Cost Estimate, and any disapproval or requested modification shall be limited to items not contained in the approved Preliminary Plan or Preliminary Cost Estimate. Tenant shall also have the right to change the plans if it finds the costs do not meet the Landlord Contribution. Should Tenant disapprove the Working Drawings and Specifications and the Final Cost Estimate, such disapproval shall be accompanied by a detailed list of revisions. Any revision requested by Tenant and accepted by Landlord shall be incorporated by Landlord’s Architect into a revised set of Working Drawings and Specifications and Final Cost Estimate, and Tenant shall approve same in writing within 3 business days of receipt without further revision. Tenant’s failure to comply in a timely manner with any of the requirements of this paragraph shall constitute a Tenant Delay. Tenant shall approve both the Working Drawings and Specifications and the Final Cost Estimate within 100 days following the date of this Amendment, provided this Amendment is executed by Tenant and returned to Landlord by December 31, 2013. Without limiting the rights of Landlord for Tenant Delays as set forth herein, in the event Tenant has not approved both the Working Drawings and Specifications and Final Cost Estimate by April 30, 2014, then such delay shall constitute a Tenant Delay, or, Landlord may, at its option, elect to terminate this Amendment by written notice to Tenant. In the event Landlord elects to effect such a termination, Tenant shall, within 10 days following demand by Landlord, pay to Landlord any costs incurred by Landlord in connection with the preparation or review of plans, construction estimates, price quotations, drawings or specifications under this Work Letter and for all costs incurred in the preparation and execution of this Lease, including any leasing commissions.

D.
It is understood that the Preliminary Plan and the Working Drawings and Specifications, together with any Changes thereto, shall be subject to the prior approval of Landlord. Landlord shall identify any disapproved items within 3 business days (or 2 business days in the case of Changes) after receipt of the applicable document. Should Landlord approve work that would necessitate any ancillary Building modification or other expenditure by Landlord, then except to the extent of any remaining balance of the “Landlord Contribution” as described below, Tenant shall, in addition to its other obligations herein, fund the cost thereof to Landlord as follows: (i) 33% by June 1, 2014, (ii) 33% upon 50% of the completion of the Tenant Improvements and (iii) the remaining balance upon substantial completion of the Tenant Improvements. All payments shall be made to Landlord within 30 days upon receipt of invoices.

E.
Upon approval of the Working Drawings and Specifications, Landlord shall submit them to competitive bid as provided above. Each bidding contractor shall use the electrical, mechanical, plumbing and fire/life safety engineers and subcontractors designated by Landlord. All other subcontractors shall be subject to Landlord’s reasonable approval, and Landlord may require that one or more designated subtrades be union contractors. The lowest responsible bidder or otherwise as requested by Tenant shall be selected as Landlord’s general contractor and the bid amount shall be deemed the “Final Cost Estimate” for purposes hereof.

F.
In the event that Tenant requests in writing a revision in the approved Working Drawings and Specifications (“Change”), then provided such Change is acceptable to Landlord, Landlord shall advise Tenant by written change order as soon as is practical of any increase in the Completion Cost and/or any Tenant Delay such Change would cause. Tenant shall approve or disapprove such change order in writing within 2 business days following its receipt from Landlord. It is understood that Landlord shall have no obligation to interrupt or modify the Tenant Improvement work pending Tenant’s approval of a change order.

G.
Notwithstanding any provision in the Lease to the contrary, if Tenant fails to comply with any of the time periods specified in this Work Letter, fails otherwise to approve or reasonably disapprove any submittal within 3 business days, fails to approve in writing the Preliminary Plan by the Plan Approval Date, fails to provide all of the Programming Information requested by Landlord by the Plan Approval Date, fails to approve in writing the Working Drawings and Specifications within the time provided herein, requests any Changes, fails to make timely payment of any sum due hereunder, furnishes inaccurate or erroneous specifications or other information, or otherwise delays in any manner the completion of the Tenant Improvements (including without limitation by specifying materials that are not readily available) or the issuance of an occupancy certificate (any of the foregoing being referred to in this Lease as “Tenant Delay”), then Tenant shall bear any resulting additional construction cost or other expenses, and the Commencement Date shall be deemed to have occurred for all purposes, including Tenant’s obligation to pay Rent, as of the date Landlord reasonably determines that it would have been able to deliver the Premises to Tenant but for the collective Tenant Delays. Landlord will provide Tenant written notice of any Tenant Delay and give Tenant three (3) days to correct before it is a Tenant Delay. Should Landlord determine that the Commencement Date should be advanced in accordance with the foregoing, it shall so notify Tenant in writing. Landlord’s determination shall be conclusive unless Tenant notifies Landlord in writing, within 5 business days thereafter, of Tenant’s election to contest same by binding arbitration with the American Arbitration Association under its Arbitration Rules for the Real Estate Industry, and judgment on the arbitration award may be entered in any court having jurisdiction thereof. Pending the outcome of such arbitration proceedings, Tenant shall make timely payment of all rent due under this Lease based upon the Commencement Date set forth in the aforesaid notice from Landlord.

H.
Landlord shall permit Tenant and its agents to enter the Premises 30 days prior to the Expansion Effective Date in order that Tenant may perform any work to be performed by Tenant hereunder through its own contractors, subject to Landlord’s prior written approval, and in a manner and upon terms and conditions and at times satisfactory to Landlord’s representative. The foregoing license to enter the Premises prior to the Expansion Effective Date is, however, conditioned upon Tenant’s contractors and their subcontractors and employees working in harmony and not interfering with the work being performed by Landlord. If at any time that entry shall cause disharmony or interfere with the work being performed by Landlord, this license may be withdrawn by Landlord upon 24 hours written notice to Tenant. That license is further conditioned upon the compliance by Tenant’s contractors with all requirements imposed by Landlord on third party contractors and subcontractors, including without limitation the maintenance by Tenant and its contractors and subcontractors of workers’ compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry. The entry shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay Rent unless Tenant commences business activities within the Premises. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Tenant, the same being solely at Tenant’s risk. In no event shall the failure of Tenant’s contractors to complete any work in the Premises extend the Expansion Effective Date.

I.
Tenant hereby designates Deborah Oxendine, Telephone No. (408) 606-2733, as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for Changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. Landlord shall also provide copies of any notices to Mike Scarpelli, CFO, at the address provided in Item 12 of the Basic Lease Provisions. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

II.    COST OF TENANT IMPROVEMENTS

A.
Landlord shall complete, or cause to be completed, the Tenant Improvements, at the construction cost shown in the Final Cost Estimate (subject to the provisions of this Work Letter), in accordance with final Working Drawings and Specifications approved by both Landlord and Tenant. Landlord shall pay towards the final construction costs (“Completion Cost”) as incurred a maximum of $3,045,000.00 (“Landlord Contribution”), based on $50.00 per rentable square foot of the Premises, and Tenant shall be fully responsible for the remainder (“Tenant Contribution”). Notwithstanding the foregoing, Tenant may utilize a portion of the Landlord Contribution not to exceed $304,500.00 toward the out-of-pocket expenses incurred by Tenant for relocating to the Premises, including furniture moving, data cabling costs and consulting costs (“Moving Allowance”). Tenant shall be reimbursed for such expenses by submitting copies of all supporting third-party invoices to Landlord within 120 days after the Expansion Effective Date. Landlord shall reimburse Tenant in one installment within 30 days following receipt of all such invoices. If the actual cost of completion of the Tenant Improvements is less than the maximum amount provided for the Landlord Contribution or remains after December 31, 2014, such savings shall inure to the benefit of Landlord and Tenant shall not be entitled to any credit or payment or to apply the savings toward additional work.

In addition to the Landlord Contribution, Landlord shall make available to Tenant an amount not to exceed $1,218,000.00 (“Additional Expansion Space Contribution”) for the Tenant Improvements hereunder to be utilized by Tenant not later than December 31, 2014 in connection with the initial Tenant Improvement work, which amount shall be amortized over the 84 month Lease Term at 8% per annum and repaid in monthly installments with the Basic Rent. Upon determination of the amount of the Additional Expansion Contribution, if any, Landlord shall memorialize same, together with the monthly repayment schedule, in writing and Tenant shall promptly acknowledge same.

B.
The Completion Cost shall include all direct costs of Landlord in completing the Tenant Improvements, including but not limited to the following: (i) payments made to architects, engineers, contractors, subcontractors and other third party consultants in the performance of the work, (ii) permit fees and other sums paid to governmental agencies, (iii) costs of all materials incorporated into the work or used in connection with the work (excluding any furniture, trade fixtures and personal property equipment relating to the Premises), and (iv) interior keying and signage costs. The Completion Cost shall also include an administrative/supervision fee to be paid to Landlord in the amount of 3% of the Landlord Contribution (which shall not include any Additional Expansion Space Contribution or any portion of the Landlord Contribution used for Moving Allowance).

C.
Tenant shall pay to Landlord the amount of the Tenant Contribution set forth in the approved Final Cost Estimate as follows: (i) 33% by June 1, 2014, (ii) 33% upon 50% of the completion of the Tenant Improvements and (iii) the remaining balance upon substantial completion of the Tenant Improvements. All payments shall be made to Landlord within 30 days upon receipt of invoices. In addition, if the actual Completion Cost of the Tenant Improvements is greater than the Final Cost Estimate because of modifications or extras requested by Tenant and not reflected on the approved working drawings, or because of Tenant Delays, then to the extent it is in excess of any unused portion of the Landlord Contribution, Tenant shall pay to Landlord, within 30 days following submission of an invoice therefor, all such additional costs, including any additional architectural fee. If Tenant defaults in the payment of any sums due under this Work Letter, Landlord shall (in addition to all other remedies) have the same rights as in the case of Tenant’s failure to pay rent under the Lease.

III.    LANDLORD WORK.

A.
Landlord, at Landlord’s sole cost and expense and not as a Completion Cost or Project Cost, shall demolish all existing improvements in the Expansion Space, including the ceiling, and leave the floors in a “warm shell” condition. Landlord shall demolish the 4770 Building in accordance with the plan set forth in Exhibit B-1. Landlord will do the upgrades and changes to the middle aisle as shown on Exhibit B-4.

B.
Landlord, at Landlord’s sole cost and expense and not as a Completion Cost or Project Cost, provide a walkway from the rear east corner of the Building down to the Parking Area of the 4770 Building as described in Exhibits B-2 and B-3 attached hereto.

EXHIBIT B-1

Demolition Work

4770 Eastgate Mall

STAIR #2
ELECTRICAL ROOM
STAIR #3
PHONE ROOM
ELEC. ROOM
FIRE PANEL
ELEVATOR ROOM
STAIR #1
TYPICAL THROUGHOUT, U.N.O.
TYP.

THE IRVINE COMPANY

Eastgate Technology Park
4770 Eastgate Mall Road
San Diego, CA 92121
Floor: 01

DEMO PLAN

Gensler

225 Broadway
Suite 1600
San Diego, CA 92101
Telephone 619.557.2500
Facsimile 619.557.2520

△	Issue	Date & Issue Description	By	Check
–	01	10.07.13	FL	SP
		ISSUE PRICING PLAN		
	02	10.10.13	FL	SP
		REISSUE PRICING PLAN		
△A	03	10.22.13	FL	SP
		ISSUE ADDENDUM A		

GRAPHIC SYMBOLS

- EXISTING WALLS, MILLWORK, ETC., TO BE DEMOLISHED
- EXISTING CONSTRUCTION TO REMAIN
- 1 REFERENCE TO PARTITION TYPE
- 3 BLDG. STD. INTERIOR PARTITION
- 4 BLDG. STD. DEMISING/ACOUSTICAL PARTITION
- 13 EXISTING GLASS ASSEMBLY TO REMAIN
- 14 SLAB TO SLAB PARTITION WITH SOUND INSULATION, NON-STANDARD
- FEC BLDG. STD. SEMI-RECESS FIRE EXTINGUISHER CABINET
- COLD WATER STUB OUT WITH CONTROL VALVE
- FLUSH WALL MOUNTED DUPLEX
- FLUSH WALL MOUNTED FOURPLEX
- FLUSH WALL MOUNTED SPECIAL OUTLET
- FLUSH WALL MOUNTED TELE/DATA RECEPTACLE
- FLUSH WALL MOUNTED J-BOX
- FLUSH FLOOR MOUNTED DUPLEX AND TELE/DATA RECEPTACLE
- FLUSH WALL-MOUNTED VOICE/DATA IN-FEED FOR CONNECTION (FOR SYSTEM FURNITURE)
- FLUSH WALL MOUNTED POWER JUNCTION BOX WITH HARDWIRE CONNECTION (FOR SYSTEM FURNITURE)
- COMBINATION FLUSH FLOOR MOUNTED POWER JUNCTION BOX WITH HARDWIRE CONNECTION AND VOICE/DATA IN-FEED FOR CONNECTION (FOR SYSTEM FURNITURE)
- CR CARD READER
- H ELECTROMAGNETIC DOOR HOLDER WITH RELAY TO FIRE/LIFE SAFETY ALARM SYSTEM
- N DENOTES NEW
- R DENOTES RELOCATED
- SHADED AREA N.I.C. (NOT IN CONTRACT).

GENERAL NOTES

1.1 ALL EXISTING CONSTRUCTION TO REMAIN. ALL NEW CONSTRUCTION TO MATCH EXISTING, UNLESS OTHERWISE NOTED (U.O.N.).

1.2 CONTRACTOR TO PATCH AND REPAIR ANY AREA AFFECTED BY CONSTRUCTION TO BE IN "LIKE NEW" CONDITION.

1.3 PREPARE ALL SURFACES AS REQUIRED FOR NEW FINISHES.

1.4 SUITE IS FULLY OCCUPIED. PLEASE COORDINATE ACCESS THROUGH JANET NICHOLS PROPERTY MANAGER AT 858.224.6717

1.5 GENERAL CONTRACTOR IS RESPONSIBLE FOR MOVING TENANT'S FURNITURE IF REQUIRED DURING CONSTRUCTION. PRICE SEPARATELY.

1.6 GENERAL CONTRACTOR AND SUBS SHALL WALK FLOORS THROUGHOUT TO DETERMINE EXTENT OF EXISTING CONSTRUCTION / EQUIPMENT REQUIRED TO BE DEMO TO SHELL.

1.7 ALL ACCESSIBLE PIPING, CONDUIT, AND WIRING SHALL BE CUT AND CAPPED BACK AT THE POC. ANY NON-ACCESSIBLE REMAINING PIPING IN THE SLAB SHALL BE FILLED WITH CONCRETE AND CAPPED.

1.8 CONTRACTOR TO PATCH AND REPAIR ALL OPEN PENETRATIONS WHERE DEMO OCCURED. WALLS SHALL BE PREPPED AS NEEDED TO RECEIVE A SINGLE COAT OF PAINT FOR SHOWING. PAINTING TO OCCUR AT THE CURRENT HEIGHT OF THE CEILING GRID TO THE FLOOR ON ALL WALLS AND COLUMNS.

△A 1.9 PROVIDE 1-COAT OF BLDG STD. PAINT AT ALL GYP BOARD WALLS TO REMAIN THROUGHOUT, COLOR: WHITE

DEMOLITION NOTES

(1) DEMO ALL EXISTING PARTITIONS, WALL AND FLOOR FINISHES THROUGHOUT, U.O.N. BEAD BLAST FLOOR TO REMOVE CARPET ADHESIVE. PATCH AND REPAIR CONCRETE FLOORING THROUGHOUT AS REQUIRED TO BE "LIKE NEW" CONDITION. SKIM COAT EXISTING GYP. BD. WALLS / SILLS TO REMAIN AT PERIMETER OF BUILDING AND AT CORE. PREP TO RECEIVE NEW FINISHES.

(2) REMOVE ALL EXISTING DOORS, FRAMES, AND HARDWARE FROM PREMISES AS PART OF BASE BID. LANDLORD RESERVES THE OPPORTUNITY TO RETAIN SOME DOORS AND THE SELECTED CONTRACTOR WILL BE ADVISED AT THE KICK OFF MEETING IF ANY DOORS ARE TO BE RETAINED.

(3) DEMO EXISTING FLOOR OUTLETS AND ASSOCIATED ELECTRIC CIRCUITRY THROUGHOUT FLOOR. PATCH/REPAIR SUB-FLOORING AS REQUIRED FOR NEW FINISHES. PATCH EXISTING FLOOR CORE, MATCH CONSTRUCTION TYPE.

(4) DEMO EXISTING UPPER AND LOWER PLASTIC LAMINATE MILLWORK, SINK, DISHWASHER, INSTA HOT, GARBAGE DISPOSER, COPPER WATER LINE, AND ASSOCIATED PLUMBING. SAFE OFF AT SOURCE. CUT AND CAP ALL ACCESSIBLE PIPING, CONDUIT, AND WIRING BACK TO THE ORIGINAL POINT OF CONNECTION. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(5) DEMO EXISTING UPPER AND LOWER PLASTIC LAMINATE MILLWORK THROUGHOUT FLOOR. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(6) DEMO EXISTING WORK SURFACE AND LOW HEIGHT WALL. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(7) DEMO EXISTING STUB OUT, COPPER WATER LINE AND ASSOCIATED PLUMBING. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(8) DEMO EXISTING CARD READER AND ASSOCIATED CIRCUITRY THROUGHOUT FLOOR. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(9) DEMO EXISTING HOLD-OPEN DEVICE AND ASSOCIATED CIRCUITRY THROUGHOUT FLOOR. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(10) DEMO ALL EXISTING TELEPHONE BACKERBOARD ASSOCIATED CIRCUITRY THROUGHOUT FLOOR. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

△A (11) DEMO ALL EXISTING STONE FLOORING AS OCCURS, STONE CLADDING AND ALL WALL FINISHES THROUGHOUT LOBBY. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(12) DEMO EXISTING SURFACE MOUNTED RACEWAY, CEILING CONDUIT STUB OUTS TO SECOND FLOOR, AND ASSOCIATED CIRCUITRY /STRUCTURE AS OCCURS. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(13) DEMO EXISTING FULL HEIGHT FRAMED GLAZING THROUGHOUT FLOOR. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(14) DEMO EXISTING TENANT SECURITY SYSTEM AND ASSOCIATED ELEMENTS / CIRCUITRY THROUGHOUT FLOOR.

(15) DEMO EXISTING BUILT-IN RECEPTION DESK, LOW WALLS, AND ALL ASSOCIATED POWER/DATA/FLOOR CORES WHERE INDICATED ON PLAN. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(16) DEMO EXISTING ACOUSTICAL SUSPENDED CEILING GRID, CEILING TILES, ALL CABLING/WIRIENG ABOVE CEILING, AND ASSOCIATED SUPPORTS THROUGHOUT FLOOR TO SHELL CONDITION, U.O.N. COMM LINES ASSOCIATED WITH DDC AND FLS TO BE RETAINED AND LEFT IN A SECURE POSITION. CONTRACTOR TO WORK WITH IC CONTROL WIRING VENDOR(S) TO ISOLATE COMM LINES THAT NEED TO BE KEPT AS PART OF THE BASE BUILDING SYSTEM.

(17) DEMO EXISTING GYP. BOARD CEILING, SOFFITS, ASSOCIATED SUPPORTS, AND ALL 4'-0" STRIP COVED LIGHTING THROUGHOUT MAIN HALLWAY. SAFE OF AT SOURCE.

(18) DEMO EXISTING GYP. BOARD CEILING, DROP SOFFITS, VAULTED CEILING, WALL SCONCES, ASSOCIATED SUPPORTS AND LIGHT FIXTURES THROUGHOUT THIS AREA. SAFE OF AT SOURCE.

(19) EXISTING ELECTRICAL ROOM TO REMAIN IN TACT. NO WORK IN ROOM, EXCEPT THE PANELS SHOULD BE LEFT IN A SAFE AND SECURE MANNER AFTER THE DEMO OF THE SPACE. NOTE IF THIS ROOM IS NOT A ELECTRICAL ROOM DEMO TO SHELL.

(20) DEMO EXISTING 2'X4' LIGHT FIXTURES, 2'X2', LINEAR LIGHT FIXTURES, RECESSED DOWN LIGHTS, WALL SCONCES, AND ASSOCIATED CIRCUITRY/CABLING THROUGHOUT FLOOR. G.C. TO VERIFY QUANTITY.

(21) DEMO EXISTING CEILING MOUNTED PROJECTION SCREEN AND ALL ASSOCIATED ELECTRICAL / STRUCTURE THROUGHOUT FLOOR.

(22) DEMO ALL EXISTING EXIT SIGNS AND ASSOCIATED CIRCUITRY THROUGHOUT FLOOR.

(23) DEMO EXISTING WALL MOUNTED TV MONITOR AND ASSOCIATED CIRCUITRY THROUGHOUT FLOOR.

(24) DEMO EXISTING "SUPPLEMENTAL" MECHANICAL UNITS INCLUDING ROOF MOUNTED EQUIPMENT ASSOCIATED WITH THE SUPPLEMENTAL UNITS, AND PROVIDE ROOF PATCH WITH IC'S ROOFING CONTRACTOR. ALL BASE BUILDING VAV BOXES TO BE RETAINED. HIGH PRESSURE AND MEDIUM PRESSURE DUCTWORK CAN BE RETAINED IF IN GOOD CONDITION. REMOVE ALL FLEX DUCTWORK FROM THE BOX, TO THE DIFFUSERS INCLUDING THE DIFFUSER. REMAINING DUCTWORK TO BE LEFT PROPERLY SECURED AND SEALED.

(25) DEMO EXISTING EXTERIOR BUILDING CARD READER AND ASSOCIATED CIRCUITRY. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES. G.C. TO COORDINATE WITH BUILDING OWNER IF REQUIRED, OTHERWISE PROTECT IN PLACE. PRICE SEPARATELY.

(26) T-STATS TO BE LEFT AND SECURED TO THE APPROPRIATE VAV BOX. COMM WIRES TO BE LEFT IN PLACES THAT ARE ASSOCIATED WITH THE T-STATS.

(27) DEMO EXISTING FIRE EXTINGUISHER CABINET THROUGHOUT FLOOR. PATCH/REPAIR AFFECTED SURFACES TO REMAIN AND PREP TO RECEIVE NEW FINISHES.

(28) DEMO EXISTING SINK AND ALL ASSOCIATED PLUMBING / ELECTRICAL THIS ROOM. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.

(29) DEMO EXISTING WALL AND FLOOR MOUNTED FURNITURE SYSTEEM FEEDS ASSOCIATED ELECTRIC CIRCUITRY THROUGHOUT FLOOR. PATCH/REPAIR SUB-FLOORING AS REQUIRED FOR NEW FINISHES. PATCH EXISTING FLOOR CORE, MATCH CONSTRUCTION TYPE.

(30) EXISTING PERIMETER BLINDS SHALL BE BAGGED DURING CONSTRUCTION AND LEFT IN PLACE.

△A (31) DEMO EXISTING STONE / WOOD PANELING AND WALL SCONCES AT ELEVATOR TOWER AND STAIRCASE. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED GYP. BOARD SURFACES TO REMAIN AND PREP TO RECEIVE NEW FINISHES.

DESIGN/BUILD MEP/FIRE/LIFE

9.1 TURN UP ALL REQUIRED SPRINKLER HEAD PER CODE FOR SHELL CONDITION. PRICE SEPARATELY.

9.2 REWORK AND OR REMOVE EXISTING SPRINKLER HEADS PER CODE FOR SHELL CONDITION. PRICE SEPARATELY.

9.3 PROVIDE WALL MOUNTED FIRE EXTINGUISHERS AS REQUIRED FOR TEMPORARY USE DURING SHELL CONDITION.

THIS PLAN IS NOT FOR CONSTRUCTION. FOR INFORMATION ONLY:

1. ALL ROOM SIZES ARE APPROXIMATE.
2. PLAN IS SUBJECT TO LANDLORD AND GOVERNMENTAL APPROVAL.
3. TENANT IS RESPONSIBLE FOR INFORMING ARCHITECT OF ANY CRITICAL DIMENSIONS, CLEARANCES OR SPECIAL EQUIPMENT WITHIN THE TENANT SPACE.

SIGNATURE APPROVAL

☐ APPROVED
☐ APPROVED AS NOTED

SIGNATURE____________________ DATE__________

Seal/Signature

Project Name
1ST FLOOR DEMO PLAN
RSF: 60,900 SQ.FT. TOTAL 1ST/2ND FLOORS

Project Number
55.4020.101

CAD File Name
H:\IOC_work\Eastgate\4770 EAG MALL\01\1ST FLOOR DEMO PLAN\PP\

Description
1ST FLOOR
PRICING PLAN

Scale
0 2 4 8 16

Ref. North

A02.01.PP

©2007 Gensler

THE IRVINE COMPANY

Eastgate Technology Park
4770 Eastgate Mall Road
San Diego, CA 92121
Floor: 02

DEMO PLAN

STAIR #2
STAIR #3
STAIR #1
ELECTRICAL ROOM
TYPICAL THROUGHOUT, U.N.O.
OPEN TO BELOW
TYP.

Gensler
225 Broadway
Suite 1600
San Diego, CA 92101
Telephone 619.557.2500
Facsimile 619.557.2520

GRAPHIC SYMBOLS

- EXISTING WALLS, MILLWORK, ETC., TO BE DEMOLISHED
- EXISTING CONSTRUCTION TO REMAIN
- [1] REFERENCE TO PARTITION TYPE
- [3] BLDG. STD. INTERIOR PARTITION
- [4] BLDG. STD. DEMISING/ACOUSTICAL PARTITION
- [13] EXISTING GLASS ASSEMBLY TO REMAIN
- [14] SLAB TO SLAB PARTITION WITH SOUND INSULATION, NON-STANDARD
- FEC BLDG. STD. SEMI-RECESS FIRE EXTINGUISHER CABINET
- COLD WATER STUB OUT WITH CONTROL VALVE
- FLUSH WALL MOUNTED DUPLEX
- FLUSH WALL MOUNTED FOURPLEX
- FLUSH WALL MOUNTED SPECIAL OUTLET
- FLUSH WALL MOUNTED TELE/DATA RECEPTACLE
- FLUSH WALL MOUNTED J-BOX
- FLUSH FLOOR MOUNTED DUPLEX AND TELE/DATA RECEPTACLE
- FLUSH WALL-MOUNTED VOICE/DATA IN-FEED FOR CONNECTION (FOR SYSTEM FURNITURE)
- FLUSH WALL MOUNTED POWER JUNCTION BOX WITH HARDWIRE CONNECTION (FOR SYSTEM FURNITURE)
- COMBINATION FLUSH FLOOR MOUNTED POWER JUNCTION BOX WITH HARDWIRE CONNECTION AND VOICE/DATA IN-FEED FOR CONNECTION (FOR SYSTEM FURNITURE)
- CR CARD READER
- H ELECTROMAGNETIC DOOR HOLDER WITH RELAY TO FIRE/LIFE SAFETY ALARM SYSTEM
- N DENOTES NEW
- R DENOTES RELOCATED
- SHADED AREA N.I.C. (NOT IN CONTRACT).

GENERAL NOTES

1.1 ALL EXISTING CONSTRUCTION TO REMAIN. ALL NEW CONSTRUCTION TO MATCH EXISTING, UNLESS OTHERWISE NOTED (U.O.N.).

1.2 CONTRACTOR TO PATCH AND REPAIR ANY AREA AFFECTED BY CONSTRUCTION TO BE IN "LIKE NEW" CONDITION.

1.3 PREPARE ALL SURFACES AS REQUIRED FOR NEW FINISHES.

1.4 SUITE IS FULLY OCCUPIED. PLEASE COORDINATE ACCESS THROUGH JANET NICHOLS PROPERTY MANAGER AT 858.224.6717

1.5 GENERAL CONTRACTOR IS RESPONSIBLE FOR MOVING TENANT'S FURNITURE IF REQUIRED DURING CONSTRUCTION. PRICE SEPARATELY.

1.6 GENERAL CONTRACTOR AND SUBS SHALL WALK FLOORS THROUGHOUT TO DETERMINE EXTENT OF EXISTING CONSTRUCTION / EQUIPMENT REQUIRED TO BE DEMO TO SHELL.

1.7 ALL ACCESSIBLE PIPING, CONDUIT, AND WIRING SHALL BE CUT AND CAPPED BACK AT THE POC. ANY NON-ACCESSIBLE REMAINING PIPING IN THE SLAB SHALL BE FILLED WITH CONCRETE AND CAPPED.

1.8 CONTRACTOR TO PATCH AND REPAIR ALL OPEN PENETRATIONS WHERE DEMO OCCURRED. WALLS SHALL BE PREPPED AS NEEDED TO RECEIVE A SINGLE COAT OF PAINT FOR SHOWING. PAINTING TO OCCUR AT THE CURRENT HEIGHT OF THE CEILING GRID TO THE FLOOR ON ALL WALLS AND COLUMNS.

A 1.9 PROVIDE 1-COAT OF BLDG STD. PAINT AT ALL GYP BOARD WALLS TO REMAIN THROUGHOUT, COLOR: WHITE

DEMOLITION NOTES

1. DEMO ALL EXISTING PARTITIONS, WALL AND FLOOR FINISHES THROUGHOUT, U.O.N. BEAD BLAST FLOOR TO REMOVE CARPET ADHESIVE. PATCH AND REPAIR CONCRETE FLOORING THROUGHOUT AS REQUIRED TO BE "LIKE NEW" CONDITION. SKIM COAT EXISTING GYP. BD. WALLS / SILLS TO REMAIN AT PERIMETER OF BUILDING AND AT CORE. PREP TO RECEIVE NEW FINISHES.
2. REMOVE ALL EXISTING DOORS, FRAMES, AND HARDWARE FROM PREMISES AS PART OF BASE BID. LANDLORD RESERVES THE OPPORTUNITY TO RETAIN SOME DOORS AND THE SELECTED CONTRACTOR WILL BE ADVISED AT THE KICK OFF MEETING IF ANY DOORS ARE TO BE RETAINED.
3. DEMO EXISTING FLOOR OUTLETS AND ASSOCIATED ELECTRIC CIRCUITRY THROUGHOUT FLOOR. PATCH/REPAIR SUB-FLOORING AS REQUIRED FOR NEW FINISHES. PATCH EXISTING FLOOR CORE, MATCH CONSTRUCTION TYPE.
4. DEMO EXISTING UPPER AND LOWER PLASTIC LAMINATE MILLWORK, SINK, DISHWASHER, INSTA HOT, GARBAGE DISPOSER, COPPER WATER LINE, AND ASSOCIATED PLUMBING. SAFE OFF AT SOURCE. CUT AND CAP ALL ACCESSIBLE PIPING, CONDUIT, AND WIRING BACK TO THE ORIGINAL POINT OF CONNECTION. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
5. DEMO EXISTING UPPER AND LOWER PLASTIC LAMINATE MILLWORK THROUGHOUT FLOOR. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
6. DEMO EXISTING WORK SURFACE AND LOW HEIGHT WALL. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
7. DEMO EXISTING STUB OUT, COPPER WATER LINE AND ASSOCIATED PLUMBING. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
8. DEMO EXISTING CARD READER AND ASSOCIATED CIRCUITRY. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
9. DEMO EXISTING HOLD-OPEN DEVICE AND ASSOCIATED CIRCUITRY. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
10. DEMO ALL EXISTING TELEPHONE BACKERBOARD, IT RACKS, CONDUIT, AND ASSOCIATED CIRCUITRY THROUGHOUT FLOOR. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
11. (A) DEMO ALL EXISTING STONE FLOORING AS OCCURS, STONE CLADDING AND ALL WALL FINISHES THROUGHOUT LOBBY. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
12. DEMO EXISTING SURFACE MOUNTED RACEWAY, CEILING CONDUIT STUB OUTS, RAISED FLOORING, AND ASSOCIATED CIRCUITRY / STRUCTURE THIS ROOM. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
13. DEMO EXISTING FULL / HALF HEIGHT FRAMED GLAZING WHERE INDICATED ON PLAN. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
14. DEMO EXISTING TENANT SECURITY SYSTEM AND ASSOCIATED ELEMENTS / CIRCUITRY THROUGHOUT FLOOR.
15. DEMO EXISTING LOW HEIGHT WALL AND HAND RAIL WHERE INDICATED ON PLAN. COORDINATE SCOPE WITH REIMAGE PROJECT. PRICE SEPARATELY.
16. DEMO EXISTING ACOUSTICAL SUSPENDED CEILING GRID, CEILING TILES, ALL CABLING/WIRIENG ABOVE CEILING, AND ASSOCIATED SUPPORTS THROUGHOUT FLOOR TO SHELL CONDITION, U.O.N. COMM LINES ASSOCIATED WITH DDC AND FLS TO BE RETAINED AND LEFT IN A SECURE POSITION. CONTRACTOR TO WORK WITH IC CONTROL WIRING VENDOR(S) TO ISOLATE COMM LINES THAT NEED TO BE KEPT AS PART OF THE BASE BUILDING SYSTEM.
17. DEMO EXISTING GYP. BOARD CEILING, SOFFITS, ASSOCIATED SUPPORTS, AND ALL 4'-0" STRIP COVED LIGHTING THROUGHOUT MAIN HALLWAY. SAFE OF AT SOURCE.
18. DEMO EXISTING GYP. BOARD CEILING, SOFFITS, WALL SCONCES ASSOCIATED SUPPORTS, AND LIGHT FIXTURES THROUGHOUT AREA. SAFE OF AT SOURCE.
19. EXISTING ELECTRICAL ROOM TO REMAIN IN TACT. NO WORK IN ROOM, EXCEPT THE PANELS SHOULD BE LEFT IN A SAFE AND SECURE MANNER AFTER THE DEMO OF THE SPACE.
20. DEMO EXISTING 2'X4' LIGHT FIXTURES, 2'X2', LINEAR LIGHT FIXTURES, RECESSED DOWN LIGHTS, WALL SCONCES, AND ASSOCIATED CIRCUITRY/CABLING THROUGHOUT FLOOR. G.C. TO VERIFY QUANTITY.
21. DEMO EXISTING CEILING MOUNTED PROJECTION SCREEN AND ALL ASSOCIATED ELECTRICAL / STRUCTURE THROUGHOUT FLOOR.
22. DEMO ALL EXISTING EXIT SIGNS AND ASSOCIATED CIRCUITRY THROUGHOUT FLOOR.
23. DEMO EXISTING WALL MOUNTED TV MONITOR AND ASSOCIATED CIRCUITRY THROUGHOUT FLOOR.
24. DEMO EXISTING "SUPPLEMENTAL" MECHANICAL UNITS INCLUDING ROOF MOUNTED EQUIPMENT ASSOCIATED WITH THE SUPPLEMENTAL UNITS, AND PROVIDE ROOF PATCH WITH IC'S ROOFING CONTRACTOR. ALL BASE BUILDING VAV BOXES TO BE RETAINED. HIGH PRESSURE AND MEDIUM PRESSURE DUCTWORK CAN BE RETAINED IF IN GOOD CONDITION. REMOVE ALL FLEX DUCTWORK FROM THE BOX, TO THE DIFFUSERS INCLUDING THE DIFFUSER. REMAINING DUCTWORK TO BE LEFT PROPERLY SECURED AND SEALED.
25. EXISTING PERIMETER BLINDS SHALL BE BAGGED DURING CONSTRUCTION AND LEFT IN PLACE.
26. T-STATS TO BE LEFT AND SECURED TO THE APPROPRIATE VAV BOX. COMM WIRES TO BE LEFT IN PLACES THAT ARE ASSOCIATED WITH THE T-STATS.
27. DEMO EXISTING FIRE EXTINGUISHER CABINET THROUGHOUT FLOOR. PATCH/REPAIR AFFECTED SURFACES TO REMAIN AND PREP TO RECEIVE NEW FINISHES.
28. DEMO EXISTING SINK AND ALL ASSOCIATED PLUMBING / ELECTRICAL THIS ROOM. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED SURFACES AND PREP TO RECEIVE NEW FINISHES.
29. DEMO EXISTING WALL AND FLOOR MOUNTED FURNITURE SYSTEEM FEEDS ASSOCIATED ELECTRIC CIRCUITRY. PATCH/REPAIR SUB-FLOORING AS REQUIRED FOR NEW FINISHES. PATCH EXISTING FLOOR CORE, MATCH CONSTRUCTION TYPE.
30. DEMO EXISTING TEXTURE WALL FINISH AT EXISTING WALLS TO REMAIN, THROUGHOUT. SKIM COAT WALLS HEIGHT FULL AS REQUIRED AND PATCH/REPAIR AFFECTED SURFACES / PREP TO RECEIVE NEW FINISHES. PRICE SEPARATELY AS ALTERNATE.
31. (A) DEMO EXISTING STONE / WOOD PANELING AND WALL SCONCES AT ELEVATOR TOWER. SAFE OFF AT SOURCE. PATCH/REPAIR AFFECTED GYP. BOARD SURFACES TO REMAIN AND PREP TO RECEIVE NEW FINISHES.

DESIGN/BUILD MEP/FIRE/LIFE

9.1 TURN UP ALL REQUIRED SPRINKLER HEAD PER CODE FOR SHELL CONDITION. PRICE SEPARATELY.

9.2 REWORK AND OR REMOVE EXISTING SPRINKLER HEADS PER CODE FOR SHELL CONDITION. PRICE SEPARATELY.

9.3 PROVIDE WALL MOUNTED FIRE EXTINGUISHERS AS REQUIRED FOR TEMPORARY USE DURING SHELL CONDITION.

THIS PLAN IS NOT FOR CONSTRUCTION. FOR INFORMATION ONLY:

1. ALL ROOM SIZES ARE APPROXIMATE.
2. PLAN IS SUBJECT TO LANDLORD AND GOVERNMENTAL APPROVAL.
3. TENANT IS RESPONSIBLE FOR INFORMING ARCHITECT OF ANY CRITICAL DIMENSIONS, CLEARANCES OR SPECIAL EQUIPMENT WITHIN THE TENANT SPACE.

SIGNATURE APPROVAL

☐ APPROVED
☐ APPROVED AS NOTED

SIGNATURE________________ DATE________

△	Issue	Date & Issue Description	By	Check
–	01	10.07.13	FL	SP
		ISSUE PRICING PLAN		
	02	10.10.13	FL	SP
		REISSUE PRICING PLAN		
A	03	10.22.13	FL	SP
		ISSUE ADDENDUM A		

Seal/Signature

Project Name
2ND FLOOR DEMO PLAN
RSF: 60,900 SQ.FT. TOTAL 1ST/2ND FLOORS

Project Number
55.4020.101

CAD File Name
H:\IOC_work\Eastgate\4770 EAG MALL\02\2ND FLOOR DEMO PLAN\PP\

Description
2ND FLOOR
PRICING PLAN

Scale
0 2 4 8 16

Ref. North

A02.02.PP

©2007 Gensler

EXHIBIT B-2

Project Walkway

REMOVE GROUNDCOVER PLANTING AND IRRIGATION AT AREAS WHERE PEDESTRIAN WALK, ADA RAMP, AND STAIRS WILL OCCUR.

REMOVE PAINT STRIPING FOR 2 UPPER PARKING LOT SPACES REMOVE APPROXIMATELY 20' LF OF 6" UPPER PARKING LOT CONCRETE CURB

EXCAVATE GRADE TO ACCEPT NEW STAIRS AND RAMP

REMOVE AND RETAIN 3 VEHICULAR LIGHT POLES

DEMOLISH PORTION 6" CURB AT AND ACROSS PARKING LOT ISLAND FROM BLDG 4770 TO ACCEPT PROPOSED ADA ACCESS RAMP

4810
4770
RAMP TO GARAGE
4830

INSTALL ADA ACCESS RAMP @ 8% AND WALLS, INCLUDING LEVEL LANDINGS, PAINTED HANDRAILS, AND PATHWAY LIGHTS (IN WALL)

INSTALL CONCRETE PEDESTRIAN WALK @4.9%. COLOR, AND FINISH TO MATCH BRIDGE POINT STANDARDS

PROVIDE NEW CROSSWALK PAINT STRIPING AT UPPER PARKING LOT

DEMOLISH PORTION OF PEDESTRIAN WALK ADJACENT BLDG 4810 AND 6" CURB AND INSTALL NEW ADA APEX ACCESS RAMP, INCLUDING TRUNCATED DOMES, TWO LOCATIONS

INSTALL ONE SET CONCRETE PEDESTRIAN 6" RISER STAIRS, COLOR AND FINISH TO MATCH ADJACENT CONCRETE PAVING TO MATCH BRIDGE POINT STANDARDS, INCLUDE HANDRAILS (PAINT PER BRIDGE POINT STANDARDS), AND PROVIDE INTEGRATED STAIR LIGHTING. ASSUME 5'-0" GRADE DIFFERENTIAL FROM LOWER PARKING LOT TO UPPER PARKING LOT

RETAINING WALL

EXISTING STAIRWELL TO REMAIN

RE-INSTALL 3 RETAINED VEHICULAR LIGHT POLES

INSTALL NEW GROUNDCOVER AT DISTURBED SLOPE AREAS, ADJUST IRRIGATION AS NECESSARY

LP12
KEY MAP

KTUA Planning + Landscape Architecture

NORTH

GRAPHIC SCALE 0 10 20 40 1" = 10' (IN FEET)

EASTGATE TECH PARK & BRIDGE POINT

DATE: Mar 21, 2013

LP12

SHEET NO. 15 OF 21

DATE: Mar 21, 2013

PROJECT NO. 013-001

EASTGATE TECHNOLOGY PARK & BRIDGE POINT

EXHIBIT B-3

Project Walkway

LANDSCAPE AREA TO REMAIN
EXISTING FIRE HYDRANT TO REMAIN, PROTECT IN PLACE
ADA RAMP WITH WALLS, LEVEL LANDING, HANDRAILS, AND PATHWAY LIGHTS (IN WALL)
REMOVE GROUNDCOVER PLANTING AND IRRIGATION AT AREAS WHERE PEDESTRIAN RAMP AND STAIRS WILL OCCUR, EXCAVATE GRADE TO ACCEPT NEW STAIRS AND RAMP
REMOVE 2 VEHICULAR LIGHT POLES AND REINSTALL IN SIMILAR LOCATION
REMOVE PAINT STRIPING FROM 2 PARKING SPACES, PROVIDE NEW CROSSWALK PAINT STRIPING, OR ENHANCED PAVING (PER IC)
EXISTING UTILITY BOX, TO BE RELOCATED
INSTALL TRUNCATED DOMES, PER CODE.
STAIRS, 6' RISER TYP. COLOR AND FINISH TO MATCH ADJACENT CONCRETE PAVING AT BLDG 4810, INCLUDE HANDRAILS AND STAIR LIGHTING PER BRIDGE POINT STANDARDS (APPROXIMATELY 5' VERTICAL CHANGE)
RETAINING WALL (TYP.)
INSTALL NEW GROUNDCOVER AND IRRIGATION WHERE DISTURBED TO MATCH ADJACENT EXISTING TYP. (REMOVE APPROX. 100' L.F. SHRUB HEDGE)
NEW ADA ACCESS RAMP WITH TRUNCATED DOMES, DEMOLISH PORTION OF 6' CURB FOR ADA ACCESS RAMP.
LANDSCAPE AREA TO REMAIN
EXISTING TREE, TO BE REMOVED
EXISTING ENHANCED PAVING TO REMAIN, PROTECT IN PLACE
EXISTING TREE, TO BE REMOVED
RAMP TO GARAGE
BLDG. 4810
BLDG. 4770
NORTH

BRIDGE POINT
STAIRS AND RAMP
KTU+A
NOVEMEBER 13, 2013

SCALE: 1"=20'-0"

Exhibit B-4

10'
LOWER PARKING LOT (EXISTING VEGETATION TO REMAIN)
MAIN PED SPINE
PARKING LOT ISLAND
PEOPLE PLACE
5'
PARKING LOT ISLAND
PEOPLE PLACE
5'
PARKING LOT ISLAND
EXISTING PARKING LOT TO REMAIN

SECTION A
SCALE 1/8"=1'-0"

EXISTING LANDSCAPE
5'
EXISTING WALK
18'
SINGLE LOAD PARKING BAY
24'
2 LANE PARKING LOT ROADWAY
41'
CENTER PARKING AISLE
24'
2 LANE PARKING LOT ROADWAY
18'
SINGLE LOAD PARKING BAY
5'
EXISTING WALK
EXISTING LANDSCAPE

SECTION B
SCALE 1/8"=1'-0"

LP13
KEY MAP

KTU+A

N/A	N/A	EASTGATE TECH PARK & BRIDGE POINT	DATE: Mar 21, 2013	LP13.3	SHEET NO. 18 of 21

EASTGATE TECHNOLOGY PARK & BRIDGE POINT

DATE: Mar 21, 2013

PROJECT NO. 013-001

EXHIBIT C-1

HVAC Condition Report

Alpha Mechanical, Inc.
4885 Greencraig Lane • San Diego, CA 92123 • (858) 279-1300

November 27, 2013

Irvine Co., 4770 Eastgate Mall
RE: Building equipment condition/evaluation

As per your request, the following is an evaluation/condition report for the HVAC equipment at above said address.

AC 1
Make: Trane
Model #: SLHGD124 – 115 ton
Serial #: unknown / year 1998

- The condenser coils are deteriorating and in poor shape and need replacing. The expected life of the coils in this condition is approximately 1 year.
- The compressor contactors for this unit are worn/pitted and have been approved for replacement on Irvine po# 4700270677.
- This unit has been retrofitted with a variable speed drive for the supply fan motor.

The unit overall condition is fair with the exception of the condenser coils and contactors. With repairs to this unit and proper preventative maintenance the life expectancy should be 5+ years.

AC 2
Make: Trane
Model #: SLHGD124 -115 ton
Serial #: J98A70398 - year 1998

- The condenser coils are deteriorating and in poor shape and need replacing. The expected life of the coils in this condition is approximately 1 year.
- Compressor 1B for this unit has failed and replacement has been approved on Irvine po# 4700270677. (awaiting materials)
- This unit has been retrofitted with a variable speed drive for the supply fan motor.

The unit overall condition is fair with the exception of the condenser coils and compressor. With repairs to this unit and proper preventative maintenance the life expectancy should be 5+ years.

Heating hot water boiler
Make: Rite
Model #: W200W
Serial #: 26385

- The gas valve and actuator are not operational and repair has been approved on Irvine po 4700284193. (awaiting materials)
- The make up water station is operable at this time.

EXHIBIT C-2

4770 Eastgate Mall

National AIR & ENERGY

December 16, 2013

Mr. Greg Jacobs
Service Now
4810 Eastgate Mall
San Diego, CA 92121

RE: Survey of HVAC Equipment at 4770 Eastgate Mall, San Diego, CA 92121

Mr. Jacobs:

As per your request we have completed the survey of the existing units serving the above referenced address. The following is the information on each of the units, our findings, and our recommendations for repair / replacement of these units:

1ST FLOOR VAV UNIT:

Make:	TRANE
System:	VAV ROOFTOP UNIT
Model No.:	SLHGD124FLJ8CG9D9001ADEKLT
Serial No.:	J98A70399
Condition:	GOOD
Age:	15 years old

Findings:

- Replace Filters
- Clean condenser coils
- Lubricated Economizer dampers

PRICE FOR ABOVE REPAIRS: $ 680.00

Continued on Page 2

Survey of:
HVAC Equipment at 4770 Eastgate Mall, San Diego, CA 92121 – Page 2

2ND FLOOR VAV UNIT:

Make:	TRANE
System:	VAV ROOFTOP UNIT
Model No.:	SLHGD124FLJ8CG9D9001ADEKLT
Serial No.:	J98A70398
Condition:	GOOD
Age:	15 years old

Findings:

- Replace Filters
- Clean condenser coils
- Lubricated Economizer dampers

PRICE FOR ABOVE REPAIRS: $1,610.00

BOILER:

Make:	Rite Boilers
System:	Rooftop Outdoor Boiler
Model No.:	W200W
Serial No.:	26385
Condition:	Fair to Poor
Age:	

Findings:

- Boiler is down and running at this time.
- Troubleshoot controls and start up boiler
- Replace three (3) Hoffman #79 Water/Air vents

PRICE FOR ABOVE REPAIRS: $1,068.00

Continued on Page 3

Survey of:
HVAC Equipment at 4770 Eastgate Mall, San Diego, CA 92121 – Page 2

EXHAUST FAN #1

System: Roof Mounted Exhaust Fan
1.5 HP 208/3p

Findings:
- The exhaust fan does not have line voltage power
- Replace one (1) A-26 Belt
- Service exhaust fan

PRICE FOR ABOVE REPAIRS: $ 199.00

EXHAUST FAN #2

System: Roof Mounted Exhaust Fan
1 HP 460/3p

Findings:
- Replace one (1) A-26 Belt
- Service exhaust fan

PRICE FOR ABOVE REPAIRS: $ 199.00

EXHAUST FAN #3

System: Roof Mounted Exhaust Fan
Direct Drive

Findings:
- No repairs needed at this time

If we can provide you with any further information, please contact our office.

Sincerely,

Rick Hoefer

2053 KURTZ STREET SAN DIEGO, CALIFORNIA 92110 (619) 299-2500 FAX (619) 243-2002

EXHIBIT C-3

IRVINE COMPANY Since 1864 | OFFICE PROPERTIES

ROOF CONSULTING
111 INNOVATION DRIVE
IRVINE, CA 92617
TEL: 949-720-4413
FAX: 949-720-4406
www.irvinecompany.com

ROOF REPORT 13/14

June 03, 2013

Bridge Point Corporate Center I

San Diego, CA
TIC # 66509
SAP # 665090000

CLIENT:

Irvine Company
9191 Towne Centre Drive, Suite 170
San Diego, CA 92122

Address

4770 Eastgate Mall

Bridge Point Corporate Center I

Irvine Company *Roof Report 6/3/2013*

Roof Report Spreadsheet 2013/2014

SAP# 665090000 *TIC# 66509*

Project Address	Sq Ft	General Condition	years left	Reroof Month/Year	Reroof Cost	Immediate Repairs	2014/2015 Repair	2015/2016 Repair
4770 Eastgate Mall	30,735	Fair	07	May 2020	$207,000	$750	$1,800	$1,800
Totals:	30,735				$207,000	**$750**	$1,800	$1,800

ROOF REPAIR BID IS ATTACHED and Tecta America So. CA was low bidder. Use 'Immediate Repairs' for WORK ORDER cost and forward to roofer. If competitive bids were needed, additional bids were received and attached at back of report.

Tecta America So. CA
1217 E. Wakeham Avenue
Santa Ana CA 92705
Contact: **Dan Klein**
Office: **(714) 973-6233**
Fax: **(714) 973-6214**
dklein@tectaamerica.com

111 Innovation Irvine California 92617 Telephone 949/720-4413 Fax 949/720-4406

Page 1 of 4

December 09, 2013

Ms. Amy Keach
Irvine Company
9191 Towne Centre Drive, Suite 170
San Diego, CA 92122

IRVINE COMPANY Since 1864 | OFFICE PROPERTIES
ROOF CONSULTING
111 INNOVATION DRIVE
IRVINE, CA 92617
TEL: 949-720-4413
FAX: 949-720-4406
www.irvinecompany.com

RE: Roof Report TIC # 66509
Bridge Point Corporate Center I San Diego CA

This roof report of 6/3/2013 is for the 1 location below. Any areas that affect the roofs performance should be addressed. The ROOF MAP and DATA SHEET contain maintenance items that the contractor should be employed to repair or be addressed by maintenance personnel. This is a general overview of the roofs condition. Reference the Roof Report, Spreadsheet and Roof Map for repairs, roof data, condition and costs.

The project consists of a two-story building, having one main roof, built in 1998. The roof is a 4-ply system consisting of 3 plies of fiberglass felt and 1 ply of cap sheet installed over ½" perlite insulation and 2 ½" polyisocyanurate insulation. Previous core samples taken from the roof indicated that the top cap sheet ply separated from the felt plies somewhat easily and the asphalt appeared oxidized. The remaining fiberglass felts remained fully adhered and fairly flexible. The base flashing system has a mineral surfaced modified bitumen top sheet. The roof is considered in fair condition.

Granule separation (alligatoring) is occurring on some areas of the base flashings. This is typical with modified bitumen base flashings as the granules that are embedded in the sheet move around in hot weather and expose very thin lines of the underlying (black colored) modified bitumen material. It is not considered a problem at this time as the modified bitumen material is very durable and will withstand the harsh effects of the weather. The roofing company is to check pipe tops and re-caulk any open areas, 3-course any base flashing splits, 3-course any unsealed pipe flashing flanges and check all drains and clean as needed.

To proceed with the roof maintenance work, please approve the repair bid (sent under separate cover for all Bridge Point I buildings) and send a work order to the roofing contractor. They will schedule work with the manager.

HVAC waterproofing defects contribute to leaks. If found and able to be repaired by the roofer they are listed with roof repairs. If not a 'MECHANICAL WATERPROOFING' report is attached with suggested repairs. The property manager can provide this report to an HVAC contractor or tenant.

The reported original installation date is shown below. If unavailable, the manufacture date of mechanical equipment was used when relevent.

Address	**Original installation date**
4770 Eastgate Mall	1998

111 Innovation Irvine California 92617 Telephone 949/720-4413 Fax 949/720-4406 Page 2 of 4

4770 Eastgate Mall

The roof is in Fair condition. Required repairs are listed below for roofing and/or mechanical waterproofing. The remaining roof life is estimated at 07 years.

ROOF

Roof repairs include sealing, repairing or cleaning the following areas:

- ROOF MAINTENANCE:
  1) Check pipe tops and recaulk any open areas
  2) 3-Course any unsealed pipe flashing flanges
  3) 3-Course any base flashing splits
  4) Check all drains and clean as needed

The building has a 4 Ply roof consisting of 3 plies of felt and a mineral surfaced cap sheet over 1/2" perlite and 2 1/2" polyisocyanurate insulation.

Felt type: Fiberglass Felt.

111 Innovation Irvine California 92617 Telephone 949/720-4413 Fax 949/720-4406 Page 3 of 4

CLOSING

Building leaks occur from roofs, AC units, windows, walls, skylight louvers and are often reported as roof leaks. These areas are not recognized or repaired by the roofer in most cases. The appropriate AC, glazing or general contractor should be contacted. Persistent leaks are difficult to find. They may need to perform a water test to confirm the exact origin. The AC contractor should always make sure duct work seams are sealed, filter access panels secured, and panel screws replaced during quarterly maintenance.

Other areas that can produce minor leaks are turbine and roof vents. If vents are on the roof they are not marked for repair, unless broken, and should be considered if problems persist.

The Roof Data Sheet and Roof Map can be used for bidding work and include specific information (e.g. defect, repair, and quantity).

Repairs have been bid (attached) with estimated costs shown for the following two years. Please contact the bidder, shown on the spreadsheet, to prepare a work order, purchase order or contract for the work.

Sincerely,

The Irvine Company

Steven A. Mandzik

Steven A. Mandzik, RRC, CDT

Director, Roofing

Enclosures

Bridge Point Corporate Center I

111 Innovation Irvine California 92617 Telephone 949/720-4413 Fax 949/720-4406 Page 4 of 4

EXHIBIT C-4

HESS
ROOFING INC.
LICENSE #423678

1681 North Magnolia Avenue, El Cajon, CA 92020
Phone: (619) 449-0950 • Fax: (619) 449-3446

December 18, 2013

To: Greg Jacobs greg.jacobs a servicenow.com
Service Now
4810 Eastgate Mall
San Diego, CA 92121

Re: Roof Maintenance Proposal
4770 Eastgate Mall
San Diego, CA 92121

Greg,

The following information is general in nature and being provided as a courtesy following a cursory roof walk/inspection on 12/16/13. No coring of the roof membrane or building history was performed or obtained. This information is not intended for use in any real estate transaction. No leaks are known.

The membrane appears to be in good to fair condition with obvious maintenance repairs being made primarily at each roof drain sump. As needed resealing of screen post and other penetration flashings has been performed.

There are currently numerous penetrations that need to be resealed as well as one blister at the back side of the skylight, east of the roof hatch access.

At the minimum, annual roof maintenance should be performed to maximize the life of the roof. Pre and post winter is recommended. The type of membrane that exists; hot applied cap sheet, built-up, roof system, can have a life span of 20 years or more with proper maintenance.

Thank you for the opportunity to provide you with a roof maintenance quote. Please see attached proposal.

Regards,

Bob

HESS
ROOFING INC.
LICENSE #423678

1681 North Magnolia Avenue, El Cajon, CA 92020
Phone: (619) 449-0950 • Fax: (619) 449-3446

ANNUAL ROOF MAINTENANCE AGREEMENT

COMPANY NAME:_...Se.,,v..;jNo w..:________________________________

ADDRESS: 4770 Eastgate Mall San Diego, CA 92121

1. Clean aU roof drain areas to maintain free flow of water.
2. Tighten drain rings, as necessary.
3. Reseal all roof penetrations and curb corners.
4. Re-caulk wall counterflashing, as necessary.
5. See disclaimer.

ONE TIME COST: $3,831.00
ANNUAL COST: $1,550.00

A. Work to be performed once per year.
C. Although this agreement is preventative roof leaks may still occur through aging.
D. Any additional work or roof leak service calls will be billed @ $75.00 per hour plus materials.

DISCLAIMER: Work proposed is of maintenance value only and not a guarantee from any present or future roof leaks nor an assumption of liability for any existing or future conditions.

_ _ _ _ _ _ _Initial

ACCEPTANCE/BILLING INFORMATION

COMPANY/OWNER NAME:____

SIGNATURE:____

PRINT NAME & TITLE:_ _

DATE:____

PHONE:____

FAX:_ _

EMAIL ADDRESS:_ _

BILLING ADDRESS:____

EXHIBIT D

FIRST REFUSAL SPACE

4820 Eastgate Mall

BRIDGE POINT

SAN DIEGO, CALIFORNIA

JUDICIAL DRIVE
EASTGATE MALL
4760
4770
4780
4790
4810
4820
4830
4840
BLDG. 9
MAP NOT TO SCALE
805

BRIDGE POINT
GENESEE AVE.
EASTGATE MALL
REGENTS RD.
TOWNE CENTRE DR.
JUDICIAL DR.
EXECUTIVE DR.
LA JOLLA VILLAGE DR.
LEBON DR.
NOBEL DR.
VILLA LA JOLLA DRIVE
5
805
52

IRVINE COMPANY Since 1864 | OFFICE PROPERTIES

9255 TOWNE CENTRE, SUITE 800, SAN DIEGO, CA 92121
PHONE 858.677.7960 | FAX 858.344.6650
IRVINEOFFICE.COM | LIC. #01521891

©2009 The Irvine Company, LLC.

EXHIBIT E

PIW/ IRVINE CO/ SAN DIEGO PROPS/ BRIDGEPOINT/ 13-0250 MONUMENT REFURB/ OK DWGS/ 0.1 SITEPLAN.AI

SIGN LEGEND		QTY
1	PRIMARY MONUMENT SIGN	1
1A	SECONDARY MONUMENT SIGN	2

1.1
1A.2
1A.1
EASTGATE
MALL
4760
4770
4820
4840
4850

SITE/SIGN LOCATION PLAN

1" = 150 -0"

The following drawings, specifications, ideas, designs, and arrangements represented thereby, are and shall remain the property of the designer, and no part thereof shall be copied, disclosed to others or used in connection with any work or project other than the specified project for which they have been prepared and developed without the written consent of the designer. Visual contact with these plans or specifications shall constitute conclusive evidence of acceptance of these restrictions.

JB3D
731 N. MAIN ST
ORANGE, CA 92868
714.744.2300

BRIDGEPOINT/EASTGATE

4780 EASTGATE MALL
SAN DIEGO, CA

CLIENT	REVISIONS	JOB#	DRAWING TITLE		
IRVINE COMPANY		13-0250	SITE PLAN		
CONTACT		DATE	SCALE	DESIGNER	SHT#
BRIAN PEELING		6.24.13	AS NOTED	JW	0.1